Exhibit 10.34

EXECUTION COPY

REDACTED COPY

Portions of this Exhibit 10.34 have been omitted pursuant to a confidential treatment request. The omitted material has been filed separately with the Securities and Exchange Commission.

ASSET TRANSFER AGREEMENT

Among

WILLIS LEASE FINANCE CORPORATION,

WILLIS ENGINE SECURITIZATION TRUST,

and

WEST ENGINE FUNDING LLC

Dated as of

August 9, 2005

i

ARTICLE VIII MISCELLANEOUS PROVISIONS

Section 8.01.	Expenses
Section 8.02.	Notices
Section 8.03.	Headings
Section 8.04.	Severability
Section 8.05.	Entire Agreement
Section 8.06.	Assignment
Section 8.07.	No Third Party Beneficiaries
Section 8.08.	Amendment
Section 8.09.	Governing Law
Section 8.10.	Waiver of Jury Trial
Section 8.11.	Counterparts
Section 8.12.	Specific Performance

EXHIBIT A	Form of Engine Bill of Sale
EXHIBIT B	Form of Assignment of Equity Interest
EXHIBIT 3.01(j)	Initial Leases
EXHIBIT 3.01(k)	List of Initial Engines to Be Purchased on Initial Closing Date and List of Remaining Engines

ii

ASSET TRANSFER AGREEMENT

THIS ASSET TRANSFER AGREEMENT, dated as of August 9, 2005 (this “Agreement”), is entered into by and among WILLIS LEASE FINANCE CORPORATION (the “Seller”), a Delaware corporation, WILLIS ENGINE SECURITIZATION TRUST (“WEST”), a Delaware statutory trust, and WEST ENGINE FUNDING LLC, a Delaware limited liability company (the name of which is to be changed on or prior to the Initial Closing Date from Willis Engine Funding LLC to WEST Engine Funding LLC, “WEST Funding”).

W I T N E S S E T H:

WHEREAS, the Seller wishes to transfer and contribute to WEST on the Initial Closing Date all of its right, title and interest in the WEST Funding Membership Interest as a sale and contribution to and for the benefit of WEST, in consideration for the issuance by WEST of the Beneficial Interest Certificates in WEST pursuant to the Trust Agreement and the payment and distribution by WEST to the Seller of the cash portion of the WEST Funding Purchase Price pursuant to this Agreement;

WHEREAS, during the Delivery Period, the Seller is expected to transfer and convey to WEST, as a sale and contribution to and for the benefit of WEST (which WEST will simultaneously transfer and convey to WEST Funding, as a sale and contribution to and for the benefit of WEST Funding), all of its right, title and interest in and to the Remaining Engines and the related Engine Assets in respect of each Remaining Engine, either directly to WEST or in an Engine Trust, the beneficial ownership of which is owned by the Seller, upon the terms and conditions hereinafter set forth, in each case for payment and distribution of the cash portion of the applicable Engine Purchase Price;

WHEREAS, WEST will collaterally assign the WEST Funding Membership Interest and its other assets to the Security Trustee, WEST Funding will collaterally assign its interests in the Engine Trusts and its other assets to the Security Trustee, and the Engine Trusts will collaterally assign their assets to the Security Trustee, in each case pursuant to the Security Trust Agreement, as collateral for the Notes to be issued from time to time pursuant to the terms of the Indenture and for the other obligations of WEST, WEST Funding and the Engine Trusts to the Secured Parties; and

WHEREAS, the Seller, WEST and WEST Funding agree that all representations, warranties, covenants and agreements made by the Seller, WEST and WEST Funding herein shall be for the benefit of the Noteholders, the Security Trustee and the Indenture Trustee;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                             Definitions.  The terms used herein have the meaning assigned to them in this Section 1.01.  Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Assigned Property” has the meaning specified in Section 2.01.

“Assignment of Equity Interest” means, in respect of any direct or indirect transfer of an Engine Interest hereunder, an assignment of ownership interest in the applicable equity interest being transferred, substantially in the form of Exhibit B to this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. §§101 et seq.) as amended from time to time, and any successor statute.

“Beneficial Interest Certificates” has the meaning given to such term in the Trust Agreement.

“Business” means the business of owning Engines and leasing Engines to third-party lessees together with all other business which prior to the date hereof has been conducted by WEST Funding and the Engine Trusts.

“Cash Portion” means (i) with respect to the WEST Funding Purchase Price, the sum of the Allocated Amounts for the Engines indirectly owned by WEST Funding on the Initial Closing Date, and (ii) with respect to the Engine Purchase Price, the amount equal to (A) in the case of each Remaining Engine (other than the Third Remaining Engine), the Allocated Amount for each such Remaining Engine, and (B) in the case of the Third Remaining Engine, *** of the Initial Appraised Value of such Remaining Engine.

“Delivery Date” has the meaning, with respect to each Remaining Engine, given to such term in Section 2.02(b).

“Delivery Period” means the period beginning on the Initial Closing Date and ending on the sixtieth (60th) day thereafter.

“Engine Assets” means, with respect to any Engine, all of the following:  (a) the Maintenance Reserve Payment Balance for such Engine as of the Initial Closing Date or Delivery Date, as applicable, (b) any Lease of such Engine together with all related Lease Documents, (c) all Security Deposits in respect of such Lease on the Initial Closing Date or Delivery Date, as applicable, (d) any agreement or warranty relating to such Engine with or from (i) the manufacturer of such Engine or any part thereto, (ii) each predecessor owner (other than the manufacturer) of such Engine and each immediately succeeding owner up to and including the Seller or the Engine Trust owning such Engine, and (iii) each predecessor lessor of the Lease

***                 Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

of such Engine and each immediately succeeding lessor up to and including the Seller or the Engine Trust owning such Engine, as amended and supplemented through the Initial Closing Date or Delivery Date, as applicable, (e) all Engine Records and (f) all income payments and proceeds of the foregoing in connection with any substitution, release or disposition; provided that, in the case of an Engine (or the beneficial interest therein) transferred to WEST or WEST Funding pursuant to this Agreement, the Lease Payments applicable to the period prior and through the Initial Closing Date, Delivery Date or such other date as may be agreed to and between the parties hereto, as applicable, shall be retained by the Seller, and Lease Payments allocable to the period after the Initial Closing Date, Delivery Date or such other agreed upon date, as applicable, shall belong to WEST.

“Engine Bill of Sale” means a bill of sale in respect of an Engine, substantially in the form of Exhibit A hereto, executed and delivered by the Seller and WEST in accordance with the terms of this Agreement.

“Engine Interest” means, with respect to any Engine that is owned by an Engine Trust, the beneficial ownership interest in such Engine Trust.  The acquisition or disposition of all of the Engine Interest with respect to an Engine Trust that holds an Engine constitutes, respectively, the acquisition or disposition of that Engine.

“Engine Purchase Price” means, with respect to a Remaining Engine conveyed by the Seller to WEST on a Delivery Date, the sum of (a) the Initial Appraised Value of such Remaining Engine being transferred, whether directly or by the transfer of an Engine Trust that owns such Remaining Engine, on the Delivery Date and (b) the net book value of the related Engine Assets on the Delivery Date.

“Engine Records” means, with respect to any Engine, all logs, technical data, manuals and maintenance and historical records and inspection reports relating to such Engine (including Engine records and documents as referred to in the relevant Lease).

“Engine” means a basic power jet propulsion engine assembly for an aircraft that is (i) stage III or later compliant, (ii) manufactured by an Approved Manufacturer, and (iii) (A) with respect to the Initial Closing Date, held in each Engine Trust beneficially owned by WEST Funding on the Initial Closing Date, and (B) with respect to each Delivery Date, the Remaining Engine held in each Engine Trust being transferred to WEST (which WEST will simultaneously transfer to WEST Funding for the benefit of WEST) on such Delivery Date.

“Evidence of Filing” has the meaning given to such term in Section 2.04(c) hereof.

“FAA” has the meaning given to such term in Section 2.04(a) hereof.

“Governmental Authority” means any of the following:  (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Indemnified Party” has the meaning given to such term in Section 6.04 hereof.

“Indemnifying Party” has the meaning given to such term in Section 6.04 hereof.

“Indenture” means the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified.

“Initial Engines” means the Engines identified on Exhibit 3.01(k) hereto.

“Initial Leases” has the meaning given to such term in Section 3.01(j) hereof.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Applicable Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

“Loss” has the meaning given to such term in Section 6.02 hereof.

“Maintenance Reserve Payment Balance” means, in respect of any Engine as of the Initial Closing Date or Delivery Date, the amount of the Maintenance Reserve Payments related to such Engine held by the Seller on such date.

“Material Adverse Effect” means any circumstance, change in, or effect on the Business of WEST Funding or the Engine Trusts that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business of WEST Funding or the Engine Trusts:  (a) is, or could be, materially adverse to the business, operations, assets or liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of WEST Funding or the Engine Trusts or (b) could adversely affect the ability of WEST or of WEST Funding or the Engine Trusts to operate or conduct the Business in the manner in which it is currently operated or conducted by the Seller and WEST Funding or the Engine Trusts.

“Material Contracts” has the meaning given to such term in Section 3.01(j) hereof.

“Prior Mortgage” means, with respect to an Initial Engine, the mortgage and security agreement or any other similar agreement related to such Initial Engine, filed with the FAA pursuant to which a security interest to such Initial Engine was granted prior to the Initial Closing Date or Delivery Date, as applicable.

“Remaining Engines” means each Initial Engine that is not owned by WEST Funding on the Initial Closing Date and identified as such on Exhibit 3.01(k) hereof.

“Seller Indemnified Party” means any of WEST, the Security Trustee, the Indenture Trustee, the Noteholders, any other party obligations owing to which are secured under or by the

Security Trust Agreement, and any of their respective successors and assigns, shareholders, subsidiaries, Affiliates, directors, servants, agents and employees.

“Solvent” means, when used with respect to any Person, that at the time of determination:

(i)                                     the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent liabilities;

(ii)                                  it is then able and expects to be able to pay its debts as they mature; and

(iii)                               it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

“Third Party Claims” has the meaning given to such term in Section 6.04 hereof.

“Third Remaining Engine” means the Remaining Engine identified as such on Exhibit 3.01(k) hereof.

“Transfer Documents” has the meaning given to such term in Section 6.01 hereof.

“UCC” has the meaning given to such term in Section 2.04(a) hereof.

 “WEST Funding LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of WEST Funding, dated August 9, 2005.

“WEST Funding LLC Certificate” means the Restated Certificate of Formation of WEST Funding, as filed with the Secretary of State of Delaware on the Initial Closing Date.

“WEST Funding Membership Interest” means all of the issued and outstanding membership interests of WEST Funding.

“WEST Funding Purchase Price” means, with respect to the WEST Funding Membership Interest conveyed by the Seller to WEST on the Initial Closing Date, an amount equal to the sum of (i) the aggregate Initial Appraised Values of the Engines indirectly owned by WEST Funding on the Initial Closing Date and (ii) the net book value of the related Engine Assets held by WEST Funding and the Engine Trusts on the Initial Closing Date.

“WEST Indemnified Parties” has the meaning given to such term in Section 6.03 hereof.

ARTICLE II

TRANSFER OF ASSETS

Section 2.01.                             Transfer of WEST Funding Membership Interest. (a)  Upon the terms and subject to the conditions of this Agreement and the Trust Agreement, on the Initial Closing Date, the Seller shall sell, transfer and contribute to WEST, and WEST shall acquire from the Seller, all of the Seller’s right, title and interest in, to and under the WEST Funding Membership Interest (including without limitation all of WEST Funding’s interests in each WEST Group Member that is a direct or indirect subsidiary of WEST Funding and each Engine Asset owned by any such direct or indirect subsidiary), in each case free from any Encumbrance other than Permitted Encumbrances (all of the foregoing, collectively, the “Assigned Property”), as a capital contribution by the Seller to WEST valuing the WEST Funding Membership Interest at a purchase price equal to the WEST Funding Purchase Price, subject to the payment and distribution by WEST to the Seller of the Cash Portion of the WEST Funding Purchase Price.  Effective on and as of the Initial Closing Date, and subject to the terms and conditions contained in this Agreement, WEST agrees to accept all ownership interests in, and the Seller shall cease to have any direct (as opposed to indirect, through its equity ownership of WEST) ownership interest in, the Assigned Property.

(b)  Upon the terms and subject to the conditions of this Agreement, the sale, transfer and contribution of the WEST Funding Membership Interest contemplated by this Agreement shall take place at a closing to be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York at 10:00 A.M. (New York time) on the Initial Closing Date.

(c)  On the Initial Closing Date, the Seller shall deliver or cause to be delivered the following items:

(i)    to WEST, an Assignment of Equity Interest in respect of the Seller’s interest in WEST Funding, together with a membership interest certificate evidencing the WEST Funding Membership Interest, duly issued and registered in the name of WEST;

(ii)   to WEST, a receipt for the WEST Funding Purchase Price;

(iii)  to the Indenture Trustee, the Maintenance Reserve Payment Balance and the Security Deposits allocable to the Engines indirectly owned by WEST Funding on the Initial Closing Date, for deposit in the Engine Reserve Account and Security Deposit Account, respectively (or, if such Security Deposit is not in cash but is in the form of a letter of credit or similar instrument, the conditions specified at Section 5.01(j) shall have been satisfied); and

(iv)  to WEST, the opinions, certificates and other documents required to be delivered pursuant to Section 5.01.

(d)  On the Initial Closing Date, WEST shall deliver or cause to be delivered the following items to the Seller:

(i) the Cash Portion of the WEST Funding Purchase Price;

(ii) the Beneficial Interest Certificates to be issued by WEST on the Initial Closing Date in accordance with Article III of the Trust Agreement; and

(iii) the opinions, certificates and other documents required to be delivered pursuant to Section 5.02.

Section 2.02.                             Transfer of Remaining Engines.  (a)  Upon the terms and subject to the conditions of this Agreement, the Seller shall sell, transfer and contribute to WEST Funding, and WEST Funding shall acquire from the Seller, all of the Seller’s right, title and interest in each Remaining Engine or the Engine Interest in an Engine Trust holding a Remaining Engine and in each case the related Engine Assets, as a capital contribution by the Seller to WEST valuing each Remaining Engine for an amount equal to the Engine Purchase Price for each such Remaining Engine, subject to the payment and distribution by WEST to the Seller of the Cash Portion of the Engine Purchase Price for each Remaining Engine.

(b)  Upon the terms and subject to the conditions of this Agreement, the sale, purchase and contribution of each Remaining Engine or the Engine Interest in an Engine Trust owning such Remaining Engine contemplated by this Agreement shall take place at a closing to be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York at 10:00 A.M. (New York time) on the Delivery Date for such Remaining Engine.  The Seller shall give WEST and WEST Funding at least one (1) Business Day’s notice of the proposed transfer to WEST Funding of a Remaining Engine or Engine Interest in the related Engine Trust and the date (the “Delivery Date” for such Remaining Engine or Engine Interest in the related Engine Trust) on which such transfer is to take place, which shall be a Business Day.  The Seller, WEST Funding and WEST may agree to postpone the Delivery Date for any Remaining Engine after it is established pursuant to the preceding sentence but not to a date after the end of the Delivery Period.

(c)  On each Delivery Date, the Seller shall deliver or cause to be delivered the following items to the indicated party:

(i)                                     to WEST Funding, an Engine Bill of Sale or an Assignment of Equity Interest, as applicable, for each Remaining Engine or Engine Interest in the related Engine Trust being transferred on such Delivery Date;

(ii)                                  to WEST, a receipt for the Engine Purchase Price for each Remaining Engine or Engine Interest in the related Engine Trust being transferred on such Delivery Date;

(iii)                               to the Indenture Trustee, the Maintenance Reserve Payment Balance and the Security Deposits allocable to each Remaining Engine, for deposit in the Engine Reserve Account and Security Deposit Account, respectively, for each Remaining Engine or Engine Interest in the related Engine Trust being transferred on such Delivery Date (or, if such Security Deposit is not in cash but is in the form of a letter of credit or similar instrument, the conditions specified at Section 5.01(j) shall have been satisfied); and

(iv)                              to WEST and WEST Funding, the opinions, certificates and other documents required to be delivered pursuant to Section 5.01.

(d)  On each Delivery Date, WEST shall deliver or cause to be delivered the following items to the Seller:

(i)                                     the cash portion of the Engine Purchase Price for each Remaining Engine or Engine Interest in the related Engine Trust being transferred on such Delivery Date

(ii)                                  the Beneficial Interest Certificates, if any, to be issued by WEST on such Delivery Date in accordance with Article III of the Trust Agreement; and

(iii)                               the opinions, certificates and other documents required to be delivered pursuant to Section 5.02.

(e)  The Seller shall be responsible for the payment of any transfer taxes due in respect of the transfers of the WEST Funding Membership Interest, the Engine Interest in the Engine Trusts and the Remaining Engines.  The Seller, WEST and WEST Funding shall cooperate in determining the location of any Remaining Engine that is being delivered during the Delivery Period, if relevant to the imposition of any such transfer taxes, and shall use commercially reasonable efforts to avoid or minimize any transfer taxes.

Section 2.03.                                     Damage to Remaining Engines.

(a)                                  If during the Delivery Period any Remaining Engine suffers damage that does not constitute a Total Loss, the following provisions shall apply:

(i)                                     The Seller shall promptly notify WEST and WEST Funding of such damage;

(ii)                                  The Seller shall notify WEST and WEST Funding as soon as reasonably practicable of its opinion as to whether such damage is repairable by the end of the Delivery Period; and

(iii)                               If repairs of such damage can reasonably be expected to be completed by the end of the Delivery Period, Seller shall use reasonable efforts to procure the repair of such damage as soon as reasonably practicable, provided that the Seller shall have no liability to WEST and WEST Funding if such repairs are not completed by the end of the Delivery Period.

(b)                                 If the Seller determines that it is unable to effect the transfer of any Remaining Engine or the Engine Interest in the Engine Trust related to such Remaining Engine within the Delivery Period for any reason other than damage in respect of such Remaining Engine, the Seller shall promptly notify WEST and WEST Funding (with a copy to the Indenture Trustee) and provide an explanation for such inability to effect such transfer.

Section 2.04.                             Required Financing Statements.

(a)                                  In connection with the transfer of the WEST Funding Membership Interest on the Initial Closing Date, the Seller agrees to record and file no later than the Initial Closing

Date, at its own expense, the following Uniform Commercial Code (the “UCC”) financing statements and Federal Aviation Administration (the “FAA”) recordations:

(i)                                     UCC financing statements evidencing the termination of the security interest of any Person other than the Security Trustee with respect to any of the Initial Engines (or Engine Interests) indirectly owned by WEST Funding on the Initial Closing Date and Engine Assets relating to such Initial Engines; and

(ii)                                  Evidence of recordation of a release of the Prior Mortgages relating to the Initial Engines indirectly owned by WEST Funding on the Initial Closing Date, filed with the FAA.

(b)                                 In connection with the transfers of each Remaining Engine or Engine Interest in the related Engine Trust on each Delivery Date, the Seller agrees to record and file, at its own expense, the following UCC financing statements (and/or amendments to previously filed UCC financing statements) and FAA recordations:

(i)                                     UCC financing statements evidencing the termination of the security interest of any Person other than the Security Trustee with respect to such Remaining Engine or Engine Interest in the related Engine Trust and the related Engine Assets; and

(ii)                                  Evidence of recordation of a release of the Prior Mortgages relating to such Remaining Engine, filed with the FAA.

(c)                                  All such UCC financing statements and FAA recordations shall meet the requirements of Applicable Law.  The Seller shall, promptly following the Initial Closing Date or the Delivery Date, as applicable, deliver to WEST (with copies to the Indenture Trustee), (i) with respect to such UCC financing statements, a file-stamped copy of such UCC financing statements or, in the event that a file-stamped copy of such UCC financing statements cannot be obtained in any given jurisdiction, a certificate signed by the relevant filing agent indicating that he/she filed such UCC financing statements with the relevant governmental authority in such jurisdiction, and (ii) with respect to such recordations, evidence of submission of the applicable recorded documents.  Such file-stamped copies of such UCC financing statements (or certificates signed by the relevant filing agent, if applicable) and evidences of submission of the applicable recorded documents delivered pursuant to the immediately preceding sentence on or promptly following the Initial Closing Date or Delivery Date, as applicable, shall constitute the “Evidence of Filing” for such Initial Closing Date or Delivery Date.  Nothing contained in this Section 2.04 shall limit the Seller’s obligation to file continuation or termination statements in accordance with Section 2.05 of this Agreement and any Applicable Law.

Section 2.05.                             Security Agreement.

(a)                                  The Seller, WEST and WEST Funding intend that the transfer by the Seller of the WEST Funding Membership Interest pursuant to Section 2.01 hereof and each transfer by the Seller of a Remaining Engine or Engine Interest in the related Engine Trust pursuant to Section 2.02 hereof shall each constitute a valid sale, transfer and conveyance by the

Seller of the assets so transferred and that such assets shall not be part of the Seller’s estate in the event of the insolvency or bankruptcy of the Seller.

(b)                                 The Seller and WEST intend that their operations and business would not be substantively consolidated in the event of the bankruptcy or insolvency of the Seller and that the separate existence of the Seller and WEST would not be disregarded in the event of the insolvency or the bankruptcy of the Seller.  In the event that (i) any of the WEST Funding Membership Interest, or any Remaining Engine or Engine Interest in the related Engine Trust is held to be property of the Seller’s bankruptcy estate or (ii) this Agreement is held or deemed to create a security interest in any such asset, then (x) this Agreement shall constitute a security agreement within the meaning of Article 8 and Article 9 of the UCC as in effect in the State of New York and (y) the conveyances provided for in Section 2.01 and Section 2.02 hereof shall constitute a grant by the Seller to WEST of a valid perfected security interest in all of the Seller’s right, title and interest in and to any such asset, which security interest has been assigned to the Security Trustee pursuant to the Security Trust Agreement and which security interest will be deemed to have been granted directly to the Security Trustee from the Seller in the event of the consolidation of the Seller and WEST in any insolvency proceeding.  In furtherance of the foregoing, (A) WEST shall have all of the rights of a secured party with respect to the WEST Funding Membership Interest and the Remaining Engines or Engine Interest in the related Engine Trusts pursuant to Applicable Law and (B) the Seller shall execute all documents, including but not limited to UCC financing statements, as WEST may reasonably require to effectively perfect and evidence WEST’s security interest in the Remaining Engines and each Engine Trust’s ownership interest in the Engines and the related Engine Assets owned or purported to be owned by such Engine Trust.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.                             Representations and Warranties of the Seller.  As an inducement to WEST and WEST Funding to enter into this Agreement, the Seller hereby makes the following representations and warranties as of the Initial Closing Date and as of each Delivery Date, except as otherwise specified below:

(a)                                  Organization, Authority and Qualification of the Seller.  The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of (i) the Seller to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement or (ii) WEST, WEST Funding or any Engine Trust to enforce its rights with respect to any Engine Interest, Engine or Engine Asset owned or purportedly owned by it.  The execution and delivery of this Agreement by the Seller, the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Seller.  This Agreement has been duly executed and delivered by the Seller, and (assuming due authorization, execution and delivery by WEST and WEST Funding) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

(b)                                 Organization, Authority and Qualification of WEST Funding.  WEST Funding is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  WEST Funding is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable.  All limited liability company actions taken by WEST Funding have been duly authorized, and WEST Funding has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its organizational documents.  True and correct copies of the WEST Funding LLC Agreement and the WEST Funding LLC Certificate, each as in effect on the date hereof, have been delivered by the Seller to WEST.

(c)                                  Organization, Authority and Qualification of the Engine Trusts.  Each of the Engine Trusts is either a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware or a grantor trust validly organized under Utah law by the applicable Engine Trust Agreement, validly existing and in good standing, and each Engine Trust has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducted.  Each of the Engine Trusts is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable.  All statutory trust or grantor trust actions taken by each of the Engine Trusts have been duly authorized, and each of the Engine Trusts has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its organizational documents or Engine Trust Agreement, as applicable.  True and correct copies of the organizational documents of each of the Engine Trusts, each as in effect on the date hereof, have been delivered by the Seller to WEST.

(d)                                 Ownership of WEST Funding.  The WEST Funding Membership Interest has been duly authorized, and has been validly issued, and there are no other securities or any agreement outstanding that provides for the issuance of additional limited liability company or other equity interests of WEST Funding, or entitles any Person to exercise preemptive rights or to manage WEST Funding other than in accordance with the WEST Funding LLC Agreement.  Immediately prior to the transfer of the WEST Funding Membership Interest to WEST pursuant to the terms of this Agreement, the Seller had full legal and beneficial title to the WEST Funding Membership Interest, free and clear of all Encumbrances except Permitted Encumbrances, and as of the Initial Closing Date, the Seller has transferred to WEST full legal and beneficial title to the

WEST Funding Membership Interest, free and clear of all Encumbrances, except Permitted Encumbrances.

(e)                                  Ownership of Engine Trusts.  The Engine Interest in each Engine Trust has been duly authorized, validly issued and fully paid for and non-assessable, and there is no other agreement outstanding that provides for the issuance of additional beneficial interests in an Engine Trust, or that entitles any Person to exercise preemptive rights or to manage or direct any Engine Trust other than in accordance with the Engine Trust Agreements.  As of the Initial Closing Date, WEST Funding has, and will continue to have full legal and beneficial title to the Engine Interests, free and clear of all Encumbrances except Permitted Encumbrances.  Immediately prior to the transfer of any Engine Trust to WEST Funding pursuant to the terms of this Agreement, the Seller had full legal and beneficial title to the Engine Interest in such Engine Trust, free and clear of all Encumbrances except Permitted Encumbrances, and as of the applicable Delivery Date, the Seller has transferred to WEST full legal and beneficial title to such Engine Interest, free and clear of all Encumbrances, except Permitted Encumbrances.

(f)                                    Ownership of Engines.  Each Engine Trust owned by WEST Funding on the Initial Closing Date currently has, and will continue to have, full legal and beneficial title to the Engine it purports to own, free and clear of all Encumbrances except Permitted Encumbrances.  Immediately prior to the transfer of any Engine and related Engine Assets to WEST Funding pursuant to the terms of this Agreement, the Seller had full legal and beneficial title to such Engine and related Engine Assets, free and clear of all Encumbrances except Permitted Encumbrances, and as of the applicable Delivery Date, the Seller has transferred to WEST full legal and beneficial title to such Engine and related Engine Assets, free and clear of all Encumbrances, except Permitted Encumbrances.

(g)                                 Governmental Consent.  Except for the filing with the SEC of a report on Form 8-K by the Seller, the execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(h)                                 No Conflict.  The execution, delivery and performance of this Agreement by the Seller do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of the Seller, WEST Funding or any Engine Trust, (ii) conflict with or violate (or cause an event which could have a Material Adverse Effect as a result of) any Applicable Law or Governmental Order applicable to the Seller, WEST Funding, the Engine Trusts or any of their respective assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on the WEST Funding Membership Interest, WEST Funding, the Engine Trusts or the Initial Engines or on any other asset or property of the Seller, WEST Funding or the Engine Trusts pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Seller, WEST Funding or any of the Engine Trusts is a party or by which the WEST Funding Membership Interest, WEST Funding, the Engine Trusts or the Initial Engines or any of such other assets or properties is bound or affected.

(i)                                     Compliance with Laws.  The Seller, WEST Funding and each Engine Trust has each conducted and continues to conduct the Business in accordance with all Applicable Laws and Governmental Orders applicable to it or any of its assets and neither WEST Funding nor any Engine Trust is in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a Material Adverse Effect.  There are no pending or threatened action, suit or proceeding against the Seller in any way adversely affecting the transactions.

(j)                                     Material Contracts  (i)  Exhibit 3.01(j) hereto lists (A) each lease agreement with respect to each Initial Engine, together with all documents pursuant to which such leases have been amended, modified, extended, supplemented, assigned or novated from time to time (each an “Initial Lease”), including the names and addresses of all the Lessees under the Initial Leases, and (B) all other material contracts and agreements to which WEST Funding or any Engine Trust is a party (such Initial Leases, together with all such other material contracts and agreements listed on Exhibit 3.01(j) to which WEST Funding or any Engine Trust is a party, being the “Material Contracts”):

(ii)                                  Each Material Contract:  (A) is valid, binding on and enforceable against the respective parties thereto and is in full force and effect and (B) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without penalty or other adverse consequence.  Neither WEST Funding nor any Engine Trust is in breach of, or default under, any Material Contract.

(iii)                               There is no contract, agreement or other arrangement granting any Person any preferential right to purchase, other than in the ordinary course of business consistent with past practice, any of the properties or assets of WEST Funding or the Engine Trusts.  All Seller (and consolidated subsidiaries) pension or profit sharing plans have been fully funded in accordance with Seller’s applicable obligations.

(iv)                              With respect to the Initial Leases:

(A)                              (1)  Exhibit 3.01(j) hereto contains details of any current events of default under each Initial Lease involving failure by Lessees to make rental payments and payments with respect to maintenance reserves and other miscellaneous amounts when due under the Initial Leases as of July 31, 2005;

(2)  no other events of default under any Initial Lease have occurred and are continuing in respect of which notice to terminate such Initial Lease has been served on such Lessee or, to the Seller’s knowledge, could have been served on such Lessee;

(3)  to the Seller’s knowledge, no event of loss or casualty occurrence under any Initial Lease has occurred with respect to an Engine, other than as disclosed in Exhibit 3.01(j); and

(4)  neither the Seller, WEST Funding nor the applicable Engine Trust has received any written notice of the exercise of any purchase option or early termination option by any Lessee under any Initial Lease;

(B)  to the Seller’s knowledge, there are no outstanding claims which have been validly asserted by any Lessee arising out of any Initial Lease (other than claims constituting Permitted Encumbrances) which in the aggregate would have a Material Adverse Effect;

(C)  to the Seller’s knowledge, no event has occurred or act or thing has been done or omitted to be done by the Seller, WEST Funding or the Engine Trusts pursuant to which or as a result of which any Initial Lease can be terminated or the obligations of any such party thereunder would be rendered invalid, illegal or unenforceable;

(D)  to the Seller’s knowledge, no compulsory Airworthiness Directives are outstanding against any Initial Engine, and no claims for contributions to the cost of compliance with Airworthiness Directives pursuant to the terms of each Initial Lease by any of the Seller, WEST Funding or the Engine Trusts are outstanding against any Initial Engine;

(E)  each Initial Lease requires the Lessee thereunder to maintain customary casualty and liability insurance with respect to each Engine subject to such Lease and, in the case of any Engine that is not subject to a Lease, the Seller maintains such insurance with respect to such Engine; and

(F)  each Initial Lease may be assigned and pledged by the Lessor thereof.

(k)                               Engines  (i)  Exhibit 3.01(k) lists each Initial Engine owned by each of the Engine Trusts on the Initial Closing Date.  Exhibit 3.01(k) lists the Remaining Engines expected to be transferred within the Delivery Period.

(ii)                                  The Seller has, or has caused to be, delivered to WEST true and complete copies of all Material Contracts and any and all material ancillary documents pertaining thereto (including, but not limited to, all amendments, consents and evidence of commencement dates and expiration dates).

(l)                                     Taxes  (i)  As of the Initial Closing Date, each of the Seller, WEST Funding and each Engine Trust has filed on a timely basis all income and other material tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from any of the Seller, WEST Funding or any Engine Trust.  All such tax returns are true and correct in all material respects.  To the Seller’s knowledge, no tax lien or similar Encumbrance has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge.  Neither the Seller, WEST Funding nor any Engine Trust is aware of any proposed or pending tax assessments, deficiencies or audits that could be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.

(m)                               Insolvency.  The Seller is Solvent and will not become no longer Solvent after giving effect to the transactions contemplated hereby.

(n)                                 Full Disclosure.  (i)  The Seller is not aware of any facts pertaining to WEST Funding, the Engine Trusts or the Business which affect adversely WEST Funding, the Engine Trust or the Business or which are likely in the future to affect adversely WEST Funding, the Engine Trusts or the Business and which have not been disclosed in this Agreement or otherwise disclosed to WEST by the Seller in writing (with a copy to the Indenture Trustee).

(ii)                                  No representation or warranty of the Seller in this Agreement, nor any statement, disclosure exhibit or schedule, or certificate furnished or to be furnished to WEST pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

Section 3.02.                             Representations and Warranties of WEST.  As an inducement to the Seller and WEST Funding to enter into this Agreement, WEST hereby makes the following representations and warranties as of the Initial Closing Date with respect to the WEST Funding Membership Interest transferred to WEST on the Initial Closing Date and as of each Delivery Date with respect to the Remaining Engines or Engine Trusts transferred to WEST Funding on such Delivery Date.

(a)                                  Organization and Authority of WEST.  WEST is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by WEST, the performance by WEST of its obligations hereunder and the consummation by WEST of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST.  This Agreement has been duly executed and delivered by WEST, and (assuming due authorization, execution and delivery by the Seller and WEST Funding) this Agreement constitutes, a legal, valid and binding obligation of WEST enforceable against WEST in accordance with its terms.

(b)                                 Governmental Consents and Approvals.  The execution, delivery and performance of this Agreement by WEST do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(c)                                  No Conflict.  Except as may result from any facts or circumstances relating solely to the Seller, the execution, delivery and performance of this Agreement by WEST do not and will not (i) violate, conflict with or result in the breach of any provision of the Trust Agreement of WEST, (ii) conflict with or violate any Applicable Law or Governmental

Order applicable to WEST or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of WEST pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which WEST is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of WEST to consummate the transactions contemplated by this Agreement.

(d)                                 Investment Purpose.  WEST is acquiring the WEST Funding Membership Interest on the Initial Closing Date, and WEST Funding is acquiring the Remaining Engines or the Engine Interest in the Engine Trusts related to such Remaining Engines on the applicable Delivery Date, if any, solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

Section 3.03.                             Representations and Warranties of WEST Funding.  As an inducement to the Seller and WEST to enter into this Agreement, WEST Funding hereby makes the following representations and warranties as of each Delivery Date with respect to the Remaining Engines or Engine Trusts transferred to WEST Funding on such Delivery Date.

(a)                                  Organization and Authority of WEST Funding.  WEST Funding is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by WEST Funding, the performance by WEST Funding of its obligations hereunder and the consummation by WEST Funding of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST Funding.  This Agreement has been duly executed and delivered by WEST Funding, and (assuming due authorization, execution and delivery by the Seller and WEST) this Agreement constitutes, a legal, valid and binding obligation of WEST Funding enforceable against WEST Funding in accordance with its terms.

Section 3.04.                             Representations and Warranties of Seller as to Initial Engines.  In respect of any transfer of a Remaining Engine or Engine Interest in the related Engine Trust on a Delivery Date, and for the avoidance of doubt in respect of the Initial Engines transferred on the Initial Closing Date or that are owned by Engine Trusts transferred on a Delivery Date, each Initial Engine is a used aircraft engine and is being sold “AS IS, WHERE IS”, AND SELLER DISCLAIMS AND WEST WAIVES ALL EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WITH RESPECT TO THE ENGINE (INCLUDING, WITHOUT LIMITATION, ANY OBLIGATION OR LIABILITY IN NEGLIGENCE, WHETHER ACTIVE OR PASSIVE, OR WITH RESPECT TO FITNESS, MERCHANTABILITY, LOSS OF USE OR CONSEQUENTIAL DAMAGES), except with respect to and without prejudice to any rights and remedies relating to any express representations or warranties of the Seller set forth elsewhere herein, and except that the Seller represents and warrants in respect of each Initial Engine:

(a)                                  as of the Initial Closing Date or the applicable Delivery Date, there are no unpaid invoices, penalties, taxes or charges that have resulted, or could by operation of law or otherwise result, in the imposition of a mechanic’s lien, materialmen’s lien, artisan’s lien or other such lien encumbering such Initial Engine; and

(b)                                 on or prior to the Initial Closing Date or the applicable Delivery Date on which each Initial Engine is transferred, such Initial Engine has not been removed from an aircraft involved in an accident or incident, such Initial Engine has not been involved in an accident or incident, major failure, or fire nor has such Initial Engine been subjected to extreme stress or heat or obtained from governmental or any military sources.

Notwithstanding the foregoing, nothing in this Section 3.04 is intended to constitute, nor shall anything in this Section 3.04 be construed as, a waiver by WEST of any claim or right that it may have against the Seller for breach of any representation, warranty or covenant expressly contained in this Agreement.

Section 3.05.                             Interpretation.  As used herein, “to the Seller’s knowledge” means the awareness of facts or other information by any officer of the Seller responsible for the matters that are the subject of such facts or information, including, without limitation, in its capacity as Servicer or Administrative Agent.

Section 3.06.                             Reliance by WEST.  The Seller and WEST Funding each acknowledge that WEST is entering into this Agreement and the other Related Documents to which it is a party in reliance upon the accuracy of each of the representations and warranties, which representations and warranties have been given by the Seller and/or WEST Funding so as to induce WEST to enter into this Agreement and the other Related Documents to which it is a party.

Section 3.07.                             [Reserved]

Section 3.08.                             Beneficiaries.  The benefit of the representations and warranties shall run to the Indenture Trustee and the Security Trustee, in each case for the benefit of the Noteholders and other parties whose obligations are secured under or by the Security Trust Agreement.

Section 3.09.                             Survival of Representations.  The representations and warranties in respect of any Engine, Engine Asset and/or the Engine Interests shall continue and survive in full force and effect after the date hereof until the Notes and all other obligations secured under the Security Trust Agreement have been indefeasibly paid in full.

Section 3.10.                             Independent Representations.  Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, any other Related Document or any other representation or warranty.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.01.                             Regulatory and Other Authorizations; Notices and Consents  The Seller shall use its reasonable efforts to obtain (or cause WEST Funding and the Engine Trusts to obtain) all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may become necessary in the future for the performance of its obligations pursuant to this Agreement and will cooperate fully with WEST in promptly seeking to obtain all such authorizations, consents, orders and approvals.

Section 4.02.                             Seller Covenants.  The Seller covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Indenture, institute against any WEST Group Member, or join any other Person in instituting against any WEST Group Member, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of any applicable jurisdiction.  This subsection 4.02 shall survive the termination of this Agreement.

Section 4.03.                             Further Action.  Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under Applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01.                             Conditions to WEST’s Obligations.  The obligations of WEST to acquire the WEST Funding Membership Interest on the Initial Closing Date and to acquire the Remaining Engines or Engine Interest in the related Engine Trusts on any Delivery Date shall be subject to the satisfaction of the following conditions:

(a)                                  All representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects as of the Initial Closing Date and as of each such Delivery Date, as applicable, with the same effect as though such representations and warranties had been made on such date, except to the extent made as of another date, and the covenants and agreements contained in this Agreement to be complied with by the Seller on or before the Initial Closing Date or such Delivery Date, as applicable, shall have been complied with in all material respects, and WEST shall have received a certificate from the Seller to such effect signed by a duly authorized officer of the Seller;

(b)                                 No proceeding shall have been commenced by or before any Governmental Authority against the Seller, WEST or WEST Funding, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of WEST, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.01(b) shall not apply if WEST has directly or indirectly solicited or encouraged any such proceeding;

(c)                                  WEST shall have received a true and complete copy, certified by the Secretary of the Seller, of the organizational documents of the Seller and resolutions duly and validly adopted by the Board of Directors of the Seller evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)                                 WEST shall have received a certificate of the Secretary of the Seller certifying the names, signatures and offices of the persons authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)                                  WEST shall have received from Pillsbury Winthrop Shaw Pittman LLP a legal opinion, addressed to WEST and dated on the Initial Closing Date or Delivery Date, as applicable;

(f)                                    WEST shall have received the proceeds of the Notes to be issued under the Indenture;

(g)                                 No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect;

(h)                                 Chattel paper original of each Lease delivered to the Custodial Agent pursuant to the Custodial Agreement;

(i)                                     Each of the items listed in Section 2.01(c) or Section 2.02 (c), as applicable, in form and substance satisfactory to WEST in its sole and absolute discretion; and

(j)                                     WEST (or the Security Trustee as its pledgee) shall have received payment in full of the Security Deposit actually paid by any Initial Lessee and not previously applied to satisfy in whole or in part such Lessee’s obligations under an Initial Lease and the Maintenance Reserve Payment Balance with respect to each Engine under lease, or in the case of a Security Deposit, if the Security Deposit held under the Lease is in the form of a letter of credit, guarantee or other instrument, the Seller, WEST Funding or the applicable Lessor shall have caused such letter of credit, guarantee or other instrument to be delivered to the Servicer, on behalf of the applicable Engine Trust or other Lessor, and if the beneficiary of such letter of credit, guarantee or other instrument is not the applicable Engine Trust or then-applicable Lessor, then the Seller or WEST Funding shall have caused, or shall cause as soon as practicable after the Initial Closing Date, such letter of credit, guarantee or other instrument to be amended or reissued in favor of WEST, WEST Funding or the then-applicable Lessor and shall have taken, or shall take as soon as practicable after the Initial Closing Date, such other actions as may be necessary to effectuate the assignment of all rights, title and interest of the pre-existing Lessor in and to such letter of credit, guarantee or instrument to WEST, WEST Funding or the then-applicable Lessor.

Section 5.02.                             Conditions to the Seller’s Obligations.  The obligations of the Seller to assign and transfer the WEST Funding Membership Interest on the Initial Closing

Date and to assign and transfer the Remaining Engines or Engine Interest in the related Engine Trusts on any Delivery Date shall be subject to the satisfaction of the following conditions:

(a)                                  All representations and warranties of WEST and WEST Funding contained in this Agreement shall be true and correct in all material respects as of the Initial Closing Date and as of each such Delivery Date, as applicable, with the same effect as though such representations and warranties had been made on such date, except to the extent made as of another date, and the covenants and agreements contained in this Agreement to be complied with by WEST and WEST Funding on or before the Initial Closing Date or such Delivery Date, as applicable, shall have been complied with in all material respects, and the Seller shall have received a certificate from WEST to such effect signed by a Controlling Trustee of WEST;

(b)                                 No proceeding shall have been commenced by or before any Governmental Authority against the Seller, WEST or WEST Funding, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of the Seller, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.02(b) shall not apply if the Seller has directly or indirectly solicited or encouraged any such proceeding;

(c)                                  The Seller shall have received a true and complete copy, certified by a Controlling Trustee of WEST, of the resolutions duly and validly adopted by the Controlling Trustees of WEST evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)                                 The Seller shall have received a certificate of a Controlling Trustee of WEST certifying the names and signatures of the Controlling Trustees of WEST authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)                                  The Seller shall have received from Pillsbury Winthrop Shaw Pittman LLP a legal opinion, addressed to the Seller and dated on the Initial Closing Date or Delivery Date, as applicable;

(f)                                    WEST shall have received the proceeds of the Notes to be issued under the Indenture;

(g)                                 No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect; and

(h)                                 Each of the items listed in Section 2.01(d) or Section 2.02(d), as applicable, each in form and substance satisfactory to the Seller in its sole and absolute discretion.

ARTICLE VI

INDEMNIFICATION

Section 6.01.                             Survival of Representations and Warranties.  The representations and warranties of the Seller contained in this Agreement, and all statements contained in this

Agreement, the Exhibits to this Agreement, and any certificate, or report or other document delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement (collectively, the “Transfer Documents”), shall survive the Initial Closing Date and each Delivery Date.

Section 6.02.                             Indemnification by the Seller.  Each Seller Indemnified Party shall be indemnified and held harmless by the Seller for any and all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and consultants’ fees and expenses) actually suffered or incurred by them (including, without limitation, any of the foregoing arising from any Action brought or otherwise initiated by any of them) (hereinafter a “Loss”), arising out of or resulting from or relating to:

(i)                                     the breach or inaccuracy of any representation or warranty made by the Seller contained in any Transfer Document;

(ii)                                  the breach of any covenant or agreement by the Seller contained in the Transfer Documents;

(iii)                               Liabilities of WEST Funding and the Engine Trusts, whether arising before or after the Initial Closing Date or any Delivery Date, as applicable, arising from or relating to the ownership or actions or inactions of WEST Funding and the Engine Trusts or the conduct of their respective businesses prior to the Initial Closing Date or the applicable Delivery Date;

(iv)                              any and all Losses suffered or incurred by WEST, WEST Funding or the Engine Trusts by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of the Seller occurring or existing prior to the Initial Closing Date or the applicable Delivery Date; or

(v)                                 any liability for Taxes, including any liability arising with respect to any and all Taxes of any member of a consolidated, combined or unitary group at which WEST Funding or any of the Engine Trusts is or was a member, by reason of the liability of WEST Funding or any Engine Trust pursuant to Treas. Reg. § 1.1502-6 or analogous or similar state, local or foreign laws or regulation with respect to any period or portion thereof ending on or prior to the Initial Closing Date or the applicable Delivery Date.

It is understood that any WEST indemnification obligation relating to Losses in respect of clauses (iii) or (iv) above shall not be in derogation or limitation of any separate obligation or liability or offsetting claim that WEST may have against the Seller in its capacity as Servicer or Administrative Agent.  To the extent that the Seller’s undertakings set forth in this Section 6.02 may be unenforceable, the Seller shall contribute the maximum amount that it is permitted to contribute under Applicable Law to the payment and satisfaction of any such Losses.

Section 6.03.                             Indemnification by WEST.  The Seller, its Affiliates (other than WEST, WEST Funding and the Engine Trusts) and their successors and assigns, and the trustees and agents of the Seller, its Affiliates (other than WEST, WEST Funding and the Engine Trusts) and their successors and assigns (each an “WEST Indemnified Party”) shall be indemnified and held harmless by WEST for any Loss arising out of or resulting from:

(i)                                     the breach of any representation or warranty made by WEST or WEST Funding contained in the Transfer Documents;

(ii)                                  the breach of any covenant or agreement by WEST or WEST Funding contained in the Transfer Documents;

(iii)                               Liabilities of WEST Funding or the Engine Trusts arising from or relating to the ownership or actions or inactions of WEST Funding or the Engine Trusts or the conduct of their respective businesses after the Initial Closing Date or the applicable Delivery Date until the second anniversary of such date; or

(iv)                              any and all Losses suffered or incurred by the Seller by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of WEST or WEST Funding or the Engine Trusts occurring or existing after the Initial Closing Date or the applicable Delivery Date until the second anniversary of such date.

To the extent that WEST’s undertakings set forth in this Section 6.03 may be unenforceable, WEST shall contribute the maximum amount that it is permitted to contribute under Applicable Law to the payment and satisfaction of all Losses incurred by the Seller.

Section 6.04.                             Notice, Etc.  A Seller Indemnified Party or an WEST Indemnified Party (each, an “Indemnified Party”) shall give WEST or the Seller, respectively, (each, the applicable “Indemnifying Party”) notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release such Indemnifying Party from any of its obligations under this Article VI except to the extent such Indemnifying Party is materially prejudiced by such failure and shall not relieve such Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  The obligations and Liabilities of any Indemnifying Party under this Article VI with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VI (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the applicable Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release such Indemnifying Party from any of its obligations under this Article VI except to the extent such Indemnifying Party is materially prejudiced by such failure and shall not relieve such Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  If any Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then such Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party.  In the event any Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with such Indemnifying Party in such defense and make available to such Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by such Indemnifying Party.  Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at such Indemnifying Party’s expense, all such witnesses, records, materials and information in such Indemnifying Party’s possession or under such Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party.  No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

Section 6.05.                             Limits on Indemnification.  Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or resulting from the causes enumerated in this Article VI shall be an amount equal to the sum of the WEST Funding Purchase Price and the Engine Purchase Prices.

ARTICLE VII

WAIVER

Section 7.01.                             Waiver.  Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other parry contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.  Notwithstanding anything to the contrary in this Article VII, no such extension or waiver by WEST or WEST Funding shall be valid unless consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01.                             Expenses.  Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Seller, whether or not the Closing shall have occurred.

Section 8.02.                             Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by recognized courier service or by facsimile (with a copy by recognized courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.02):

(a)                                  if to the Seller:

Willis Lease Finance Corporation

2320 Marinship Way, Suite 300
Sausalito, California 94965

Attention:  General Counsel

Fax:   (415) 331-0607

(b)                                 if to WEST:

Willis Engine Securitization Trust

c/o Wilmington Trust Company

Rodney Square North

Wilmington, Delaware 19890
Attention:  Corporate Trust Administrator

Fax:  (302) 651-8882

With a copy to:

Willis Lease Finance Corporation

2320 Marinship Way, Suite 300
Sausalito, California 94965

Attention:  General Counsel

Fax:   (415) 331-0607

(c)                                  if to WEST Funding:

WEST Engine Funding LLC

2320 Marinship Way, Suite 300
Sausalito, California 94965

Attention:  Chief Financial Officer

Fax:   (415) 331-0607

Section 8.03.                             Headings.  The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.04.                             Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Applicable Law or public policy in a jurisdiction, the such term or provision shall only be invalid in such jurisdiction and all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.05.                             Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between the Seller and WEST with respect to the subject matter hereof and thereof.

Section 8.06.                             Assignment.  Except as described in the recitals hereto and as contemplated in Section 3.08, this Agreement may not be assigned by operation of law or otherwise without the express written consent of the Seller, WEST and WEST Funding (which consent may be granted or withheld in the sole discretion of the Seller, WEST or WEST Funding).  Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that WEST and WEST Funding have assigned this Agreement (including all of their respective rights hereunder) to the Indenture Trustee.

Section 8.07.                             No Third Party Beneficiaries.  Except as described in the recitals hereto and as contemplated in Section 3.08, and except for the provisions of Article VI relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns (including the Indenture Trustee) and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.08.                             Amendment.  This Agreement may not be amended or modified except (a) by an instrument in writing signed by or on behalf of, the Seller, WEST and WEST Funding or (b) by a waiver in accordance with Section 7.01; provided that, any such amendment or waiver shall have been consented to by the Indenture Trustee.

Section 8.09.                             Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the City of New York.

Section 8.10.                             Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.11.                             Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.12.                             Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the Seller, WEST and WEST Funding have caused this Asset Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Executive Vice President Chief Financial Officer

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Controlling Trustee

WEST ENGINE FUNDING LLC

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Chief Financial Officer

EXHIBIT A

[FORM OF ENGINE BILL OF SALE]

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Willis Lease Finance Corporation (“Seller”), as owner of legal title to one (1) [name of the manufacturer][model number] Engine bearing manufacturer’s serial number [         ] including all parts, components and accessories thereof and all available manuals, logs, records, technical and operational data and other material documents with respect thereto (the “Engine”), does this       day of         , 2005 hereby sell, grant, transfer and deliver all of its right, title and interest in and to the Engine to Willis Engine Securitization Trust (“Buyer”) to have and to hold the Engine forever, and Buyer hereby accepts the transfer of all of Seller’s right, title and interest in and to the Engine.  Seller hereby represents and warrants to Buyer, and its successors and assigns that the legal and beneficial ownership of the Engine is hereby conveyed to Buyer and that the Engine is free and clear of Encumbrances other than Permitted Encumbrances (as such terms are defined in the Indenture, dated as of August 9, 2005, between the Buyer, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee).

THE ENGINE BEING SOLD HEREUNDER TO BUYER IS SOLD “AS IS” AND “WHERE IS”, WITH ALL FAULTS AND IS SUBJECT TO THE FOLLOWING DISCLAIMER OF ALL WARRANTIES:  THE SELLER SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE ENGINE, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE ENGINE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER (EXCEPT AS TO WARRANTY OF TITLE SET FORTH ABOVE), EXPRESS OR IMPLIED, WITH RESPECT TO THE ENGINE.

This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed as of this            day of         , 2005.

WILLIS LEASE FINANCE CORPORATION,
Seller

By:
Name:
Title:

EXHIBIT B

[FORM OF ASSIGNMENT OF EQUITY INTEREST]

This ASSIGNMENT OF EQUITY INTEREST, dated as of                  , 2005 (this “Agreement”) between Willis Lease Finance Corporation, a Delaware corporation (“Assignor”) and Willis Engine Securitization Trust, a Delaware statutory trust (“Assignee”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to effect (a) the transfer by Assignor to Assignee of all of the right, title and interest of Assignor in, under and with respect to the interests listed on Annex A attached hereto (the “Transferred Interest”) and (b) the assumption by Assignee of the obligations of Assignor accruing under or with respect to the Transferred Interest from and after the Effective Time (as defined in Section 7 hereof);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

Section 1.                                            Assignment.  Subject to the terms and conditions hereof and of the Asset Transfer Agreement, and effective as of the Effective Time, Assignor has sold, assigned, conveyed, transferred and set over, and does hereby sell, assign, convey, transfer and set over, unto Assignee all of its present and future right, title and interest in, under and with respect to the Transferred Interest together with all other documents and instruments evidencing any of such right, title and interest, except such rights of Assignor as have accrued to Assignor prior to the Effective Time.

Section 2.                                            Assumption.  Subject to the terms and conditions hereof and of the Asset Transfer Agreement and effective as of the Effective Time, Assignee hereby purchases and accepts the Transferred Interest and except as provided below, undertakes all of the duties and obligations of the [“Member”/”Owner Participant”] under the [WEST Funding LLC Agreement/Owner Trust Agreement] with respect to the Transferred Interest accruing at or subsequent to the Effective Time. Subject to the terms and conditions hereof and of the Asset Transfer Agreement, the assignment and assumption effected hereby shall release Assignor, to the extent of the Transferred Interest, from its obligations under the [WEST Funding LLC Agreement/Owner Trust Agreement].

Section 3.                                            Appointment as Attorney-in-Fact.  In furtherance of the within assignment, Assignor hereby constitutes and appoints Assignee, and its successors and assigns, the true and lawful attorneys of Assignor, with full power of substitution, in the name of Assignee or in the name of Assignor but on behalf of and for the benefit of and at the expense of Assignee, to collect for the account of Assignee all items sold, transferred or assigned to Assignee pursuant hereto; to institute and prosecute, in the name of Assignor or otherwise, but at the expense of Assignee, all proceedings that Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise at the expense of Assignee any and all actions, suits or proceedings as to title to or interest in the Transferred Interest; and to do all such acts and things in relation thereto at the expense of Assignee as Assignee shall reasonably deem advisable.  Assignor hereby acknowledges that this appointment is coupled with an interest and is irrevocable by Assignor in any manner or for any reason or by virtue of any dissolution of Assignor.

Section 4                                               Payments.  Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignor that, under Section 1 hereof, belong to Assignee, and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that, under Section 1 hereof, belong to Assignor.

Section 5                                               GOVERNING LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 6                                               Counterparts.  This Agreement may be executed in any number of separate counterparts by the parties, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

Section 7                                               Effectiveness.  This Agreement shall be effective upon its execution and delivery by each of Assignor and Assignee, this        day of         , 2005 at 10:00 A.M. (New York time) (the “Effective Time”).

IN WITNESS WHEREOF, the parties hereto, through their respective officers thereunto duly authorized, have duly executed this Agreement as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:
Name:
Title:

WILLIS ENGINE SECURITIZATION TRUST

By:
Name:
Title:

3

Annex A

TRANSFERRED INTEREST

1

EXHIBIT 3.01(j)

Initial Leases

Engine 30771*:

Aircraft Engine Lease Agreement dated as of October 29, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Atlasjet International Airways (“Atlasjet”), as lessee, with General Terms Engine Lease Agreement dated as of October 29, 2004 between the Owner Trustee, as lessor, and Atlasjet, as lessee, attached thereto, which was recorded by the FAA on November 17, 2004 and assigned Conveyance No. S127672, as assigned and assumed by 30771 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of February 16, 2005 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation, (“WLFC”), as assignee, which was recorded by the FAA on February 23, 2005 and assigned Conveyance No. J008941, as assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of February 16, 2005 between WLFC, as issuer/assignor, and Willis Engine Funding LLC (“WEF”), as seller/assignee, which was recorded by the FAA on February 23, 2005 and assigned Conveyance No. J008942, as further assigned and assumed by Engine 30771 Assignment and Assumption Agreement and Bill of Sale dated as of February 16, 2005 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on February 23, 2005 and assigned Conveyance No. J008943.

* As of July 31, 2005, Atlasjet owed rent in the amount of $57,500, which was subsequently paid on August 3, 2005.

Engine 311498:

Aircraft Engine Lease Agreement dated as of August 10, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and Mesa Air Group, Inc., as lessee, with General Terms Engine Lease Agreement dated as of August 10, 2000 attached thereto, which was recorded by the FAA on August 17, 2000 and assigned Conveyance Number HK018687, as assigned and assumed by Engine 311498 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of January 2, 2003 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis, as assignee, which was recorded on February 11, 2003 and assigned Conveyance No. MM024451, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of January 2, 2003 between Willis, as seller, and Willis Engine Funding LLC

1

(“WEF”), as issuer, which was recorded by the FAA on February 11, 2003 and assigned Conveyance No. MM024452,

as assigned and assumed by Engine 311498 Assignment and Assumption Agreement and Bill of Sale dated as of January 2, 2003 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on February 11, 2003 and assigned Conveyance No. MM024453.

Engine 312234:

Aircraft Engine Lease Agreement dated as of July 19, 2002 between Wells Fargo Bank Northwest, National Association, as lessor, and Mesa Air Group, Inc., as lessee, with General Terms Engine Lease Agreement dated July 4, 2002 attached thereto, which was recorded by the FAA on July 25, 2002 and assigned Conveyance No. II025970, as assigned and assumed by Engine 312234 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of January 2, 2003 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on February 11, 2003 and assigned Conveyance No. MM024457, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of January 2, 2003 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on February 11, 2003 and assigned Conveyance No. MM024458, as assigned and assumed by Engine 312234 Assignment and Assumption Agreement and Bill of Sale dated as of January 2, 2003 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on February 11, 2003 and assigned Conveyance No. MM024459.

Engine 575573:

Aircraft Engine Lease Agreement dated as of April 14, 2003 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Compania Mexicana de Aviacion, S.A. de C.V., as lessee, with General Terms Engine Lease Agreement dated as of September 18, 2002 attached thereto, which was recorded by the FAA on April 18, 2003 and assigned E001882.

Engine 577214:

Amended and Restated Aircraft Engine Lease Agreement between dated as of February 14, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Compania Mexicana De Aviacion, S.A. De C.V., as lessee, with the following attached thereto; (i) General Terms Engine Lease Agreement dated as of September 18, 2002, which was recorded by the FAA on February 28, 2005 and assigned Conveyance No. E005549.

2

Engine 695530*:

Aircraft Engine Lease Agreement dated as of June 13, 2002 between Wells Fargo Bank Northwest, National Association as owner trustee, as lessor, and Olympic Airways, S.A., as lessee, with General Terms Engine Lease Agreement dated June 13, 2002 attached thereto, which was recorded by the FAA on July 8, 2002 and assigned Conveyance No. I070360, as assigned and assumed by Engine 695530 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of March 18, 2003  between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on April 1, 2003 and assigned Conveyance No. CC016941, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of March 18, 2003 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on April 1, 2003 and assigned Conveyance No. CC016942, as assigned and assumed by Engine 695530 Assignment and Assumption Agreement and Bill of Sale dated as of March 18, 2003 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on April 1, 2003 and assigned Conveyance No. CC016943.

* As of July 31, 2005, Olympic Airways, S.A. owes rent in the amount of $131,052. This payment default information also applies to Engines 727255 and 741822 below.

Engine 704371*:

Aircraft Engine Lease Agreement dated as of May 31, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and “VARIG”, S.A. (Viacão Aérea Rio-Grandense), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of October 24, 2003, which was recorded by the FAA on June 10, 2004 and assigned Conveyance No. K038933.

Pre-petition rent in the amount of $496,728 and pre-petition maintenance reserves in the amount of $595,343 are owed by Varig on Engines 704371, 704638, 725522, 858327 and 888763.  In addition, rent in the amount of $97,000 is owed by Varig on Engines 725522 and 888763.

Engine 704447:

Aircraft Engine Lease Agreement dated as of February 11, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee, and Delta Air Lines, Inc., as lessee, with Amended and Restated General Terms Engine Lease Agreement dated as of September 15, 2003 attached thereto, which was recorded by the FAA on February 16, 2005 and assigned Conveyance No. HH039139; as amended by Letter Amendment dated February 24, 2005,

3

which was recorded by the FAA on March 28, 2005 and assigned Conveyance No. Q074363.

Engine 704638*:

Aircraft Engine Lease Agreement dated as of March 16, 1998 between Willis Lease Finance Corporation, as lessor, and “VARIG”, S.A. (Viacao Aerea Rio-Grandense), as lessee, with General Terms Engine Lease Agreement dated as of February 27, 1998 attached thereto, which was recorded by the Federal Aviation Administration on June 30, 1998 and assigned Conveyance No. H94205, as assigned and assumed by Assignment and Bill of Sale dated as of December 4, 2001 between Willis Lease Finance Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on January 11, 2002 and assigned Conveyance No. I069446, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated as of September 16, 2002, between Wells Fargo Bank Northwest, National Association, as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001808, as assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (“Willis”) (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812, as amended by Amendment No. 3 (ESN 704638) dated as of November 14, 2003, as lessee, which was recorded by the FAA on May 3, 2004 and assigned Conveyance No. M004011,

as further amended by Amendment No. 4 to the Lease Agreement, which was recorded by the FAA on November 17, 2004 and assigned Conveyance No. QQ030178,

as further amended by Amendment No. 5 to the Lease Agreement, which was recorded by the FAA on May 4, 2005 and assigned Conveyance No. XX028724.

* See Engine 704371 for payment default information.

4

Engine 708173*:

Aircraft Engine Lease Agreement dated as of August 1, 2002 between Wells Fargo Bank Northwest, National Association, as lessor, as owner trustee, and Spanair S.A., as lessee (“Spanair”), with General Terms Engine Lease Agreement dated as of March 7, 2001 attached, which was recorded by the Federal Aviation Administration on August 29, 2002 and assigned Conveyance No. H106568; as amended by Letter Amendment dated July 29, 2003, which was recorded by the FAA on July 2, 2004 and assigned Conveyance No. P000523, as amended by Letter Amendment dated August 1, 2004, which was recorded by the FAA on August 24, 2004 and assigned Conveyance No. NN027671, as assigned and assumed by Engine 708173 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of February 4, 2005 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on February 28, 2005 and assigned Conveyance No. L077572, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of February 4, 2005 between Willis Engine Funding LLC (“WEF”), as issuer/assignee, and Willis, as seller/assignor, which was recorded by the FAA on February 28, 2005 and assigned Conveyance No. L077573, as assigned and assumed by Engine 708173 Assignment and Bill of Sale dated as of February 4, 2005 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on February 28, 2005 and assigned Conveyance No. L077574.

* As of July 31, 2005, Spanair owes rent in the amount of $69,000. This payment default information also applies to Engines 718210 and 728154.

Engine 716430:

Aircraft Engine Lease Agreement dated July 19, 2001 between Kellstrom Industries, Inc., as lessor, and TWA Airlines LLC, as lessee, with the following attached thereto:  (i) Engine Lease General Terms Agreement dated as of June 28, 2001, and (ii) Assignment and Assumption of Lease and Purchase and Sale of Engine Agreement dated as of July 31, 2001 among Kellstrom Industries, Inc., as assignor, Willis Lease Finance Corporation, as beneficiary, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which lease and attachments were recorded by the FAA on October 1, 2001 and assigned Conveyance No. L75041.

Engine 716779:

Aircraft Engine Lease Agreement dated as of October 31, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Aerovias de

5

Mexico, S.A. de C.V., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of July 11, 2002, which was recorded by the FAA on January 21, 2003 and assigned Conveyance No. GG029140, as amended by Letter Amendment dated April 30, 2003, which was recorded by the FAA on May 29, 2003 and assigned Conveyance No. Y004345, as further amended by Letter Amendment dated August 1, 2003, which was recorded by the FAA on March 8, 2004 and assigned Conveyance No. TT018203, as further amended by Letter Amendment dated May 1, 2004, which was recorded by the FAA on June 21, 2004 and assigned Conveyance No. M004364.

Engine 718210*:

Aircraft Engine Lease Agreement dated as of October 30, 1997 between Terandon Leasing Corporation (“Terandon”), as lessor, and SPANAIR, as lessee, with General Terms Engine Lease Agreement dated as of October 30, 1997 attached thereto, which was recorded by the FAA on December 15, 1995, and assigned Conveyance No. II010037, as assigned and assumed by Assignment and Assumption Agreement and Bill of Sale dated as of December 19, 1997 between Terandon, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015339, as assigned and assumed under that certain Engine Transfer Certificate dated as of December 19, 1997 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015340, as further assigned, assumed and/or amended, pursuant to the following documents:

Contribution and Sale Agreement dated as of September 12, 2002 between Willis (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810,

Engine 718210 Assignment and Assumption Agreement and Bill of Sale dated September 22, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 16, 2002 and assigned Conveyance No. KK031194,

Letter Amendment dated September 30, 2002 which was recorded by the FAA on December 18, 2002 and assigned Conveyance No. RR026906,

Letter Amendment dated October 16, 2003 which was recorded by the FAA on November 25, 2003 and assigned Conveyance No. LL014566, and

Letter Amendment dated June 17, 2004, which was recorded by the FAA on September 10, 2004 and assigned Conveyance No. MM026903.

* See Engine 708173 for payment default information.

6

Engine 718262:

Aircraft Engine Lease Agreement dated as of January 12, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee, (the “Owner Trustee”), as lessor, and Spanair S.A. (“Spanair”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of March 7, 2001 between the Owner Trustee, as lessor, and Spanair, as lessee, which was recorded by the FAA on January 23, 2004 and assigned Conveyance No. C004518, as amended by Aircraft Engine Lease Amendment dated as of January 13, 2005 between the Owner Trustee, and Spanair, which was recorded by the FAA on March 4, 2005 and assigned Conveyance No. FF004107.

Engine 721877:*

Aircraft Engine Lease Agreement dated as of January 21, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and ACG Acquisition XX LLC (“ACG”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of January 21, 2005 between the Owner Trustee, as lessor, and ACG, as lessee, which was recorded by the FAA on February 15, 2005 and assigned Conveyance No. HH039119.

*As of July 31, 2005, ACG owes a rental payment in the amount of $43,000.  In addition, Engine 721877 may have been involved in a hard landing which, if determined to be the case, would result in a total loss of the Engine as per the terms of the Lease.

Engine 724721*:

Aircraft Engine Lease Agreement dated as of October 29, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and SR Technics Switzerland (“SR Technics”), as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 between the Owner Trustee and SR Technics attached thereto, recorded by the FAA on November 18, 2004 and assigned Conveyance No. D000720, as amended by Letter Amendment dated February 16, 2005 between the Owner Trustee and SR Technics, recorded by the FAA on March 21, 2005 and assigned Conveyance No. KK035066.

* As of July 31, 2005, SR Technics owes maintenance reserves in the amount of $63,386.

Engine 724862*:

Aircraft Engine Lease Agreement dated as of September 30, 2002 between WLFC-AC1, Inc., as lessor, and Air Comet, S.A., as lessee, with General Terms Engine Lease Agreement dated as of September 30, 2002 attached thereto, which lease and attachment were

7

recorded by the FAA on one instrument on October 16, 2002 and assigned Conveyance No. H106929,

as assigned and assumed by Assignment and Bill of Sale dated as of January 12, 2005 between WLFC-AC1, Inc., as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on April 19, 2005 and assigned Conveyance No. Q074457, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of January 12, 2005 between Willis, as seller/assignor, and Willis Engine Funding LLC, (“WEF”), as issuer/assignee, which was recorded by the FAA on April 19, 2005 and assigned Conveyance No. Q074458, as assigned and assumed by Engine 724862 Assignment and Assumption Agreement and Bill of Sale dated as of January 12, 2005 between WEF, as assignor and Wells Fargo Bank Northwest, N.A., as owner trustee, as assignee, which was filed with the FAA on March 8, 2005 but has not yet been recorded.

* As of July 31, 2005, Air Comet, S.A. owes rent in the amount of $90,000 and maintenance reserves in the amount of $127,274 for the total amount of $217,274.

Engine 725183:

Aircraft Engine Lease Agreement dated as of July 26, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and GOL Transportes Aereos S.A., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of January 30, 2002 as amended by Amendment No. 1 dated as of May 10, 2004, which lease and attachment were recorded by the FAA on August 19, 2004 and assigned Conveyance No. KK034286.

Engine 725522*:

Aircraft Engine Lease Agreement dated as of November 24, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and “VARIG”, S.A. (Viacão Aérea Rio-Grandense), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of October 24, 2003, which lease and attachment were recorded by the FAA on January 11, 2005 and assigned Conveyance No. RS001100.

* See Engine 704371 for payment default information.

Engine 726169:

Aircraft Engine Lease Agreement July 19, 2004 between Willis Lease Finance Corporation, as lessor and Amerijet International, Inc., as lessee, with the following attached thereto: (i) Engine or Beneficial Interest Transfer Certificate 726169 dated February 2, 2005 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding, LLC, as

8

assignee; (ii) Engine 726169 Assignment and Assumption Agreement and Bill of Sale dated February 2, 2005 between Willis Engine Funding, LLC, as assignor, and Wells Fargo Bank Northwest, N.A., as owner trustee, as assignee, which lease and attachments were recorded by the FAA on March 22, 2005 and assigned Conveyance No. N003817.

Engine 726173:

Aircraft Engine Lease Agreement dated as of July 19, 2004 between Willis Lease Finance Corporation, as lessor, and Amerijet International, Inc., as lessee, with the following attached thereto: (i) Engine or Beneficial Interest Transfer Certificate 726173 dated February 2, 2005 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding, LLC, as assignee; (ii) Engine 726173 Assignment and Assumption Agreement and Bill of Sale dated February 2, 2005 between Willis Engine Funding, LLC, as assignor, and Wells Fargo Bank Northwest, N.A., as owner trustee, as assignee, which lease and attachments were recorded by the FAA on February 8, 2005 and assigned Conveyance No. AA059528.

Engine 726195:

Aircraft Engine Lease Agreement dated as of July 19, 2004 between Willis Lease Finance Corporation, as lessor, and Amerijet International, Inc., as lessee, with the following attached thereto: (i) Engine or Beneficial Interest Transfer Certificate 726195 dated February 2, 2005 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding, LLC, as assignee; (ii) Engine 726195 Assignment and Assumption Agreement and Bill of Sale dated February 2, 2005 between Willis Engine Funding, LLC, as assignor, and Wells Fargo Bank Northwest, N.A., as owner trustee, as assignee, which lease and attachments were recorded by the FAA on March 22, 2005 and assigned Conveyance No. N003815.

Engine 726203:

Aircraft Engine Lease Agreement dated as of July 19, 2004 between Willis Lease Finance Corporation, as lessor, and Amerijet International, Inc., as lessee, with the following attached thereto: (i) Engine or Beneficial Interest Transfer Certificate 726203 dated February 2, 2005 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding, LLC, as assignee; (ii) Engine 726203 Assignment and Assumption Agreement and Bill of Sale dated February 2, 2005 between Willis Engine Funding, LLC, as assignor, and Wells Fargo Bank Northwest, N.A., as owner trustee, as assignee, which lease and attachments were recorded by the FAA on February 8, 2005 and assigned Conveyance No. AA059530.

Engine 727057:

Aircraft Engine Lease Agreement dated as of June 18, 1998, as amended, between Willis Lease Finance Corporation, as lessor, and Shanghai Airlines (“Lessee”), as lessee, with General Terms Engine Lease Agreement dated as of April 29, 1998 attached thereto, which was recorded by the Federal Aviation Administration on August 5, 1998 and assigned Conveyance No. KK22897,

9

as assigned and assumed by Assignment and Bill of Sale dated as of May 22, 2001 between Willis Lease Finance Corporation, as assignor, and Wells Fargo Bank Northwest, N.A., as owner trustee (“WFBN”), as assignee, with Joinder and Amendment Agreement dated May 22, 2000 among Willis Lease Finance Corporation, WFBN and Lessee attached thereto, which was recorded by the FAA on June 14, 2001 and assigned Conveyance No. KK028508, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated as of September 16, 2002 between WFBN, as assignor, and WLFC Funding Corporation, as assignor, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001809, as assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 attached thereto, which was which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812, and as amended by Letter Amendment dated April 15, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and the Lessee, which was recorded by the FAA on May 6, 2005 and assigned Conveyance No. U086163.

Engine 727255*:

Aircraft Engine Lease Agreement dated as of June 13, 2002 between Wells Fargo Bank Northwest, N.A., as owner trustee (“WFBN”), as lessor, and Olympic Airways, S.A., as lessee, with General Terms Engine Lease Agreement dated June 13, 2002 attached thereto, which was recorded by the FAA on July 16, 2002 and assigned Conveyance No CC016025, as assigned and assumed by Engine 727255 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of March 18, 2003 between WFBN, as assignor, and Willis Lease Finance Corporation, as assignee, which was recorded by the FAA on April 1, 2003, and assigned Conveyance No. CC016946 as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of March 18, 2003 between Willis, as assignor, and Willis Engine Funding, LLC (“WEF”), as assignee, which was recorded by the FAA on April 1, 2003, and assigned Conveyance No. CC016947 as further assigned and assumed by Engine 727255 Assignment and Assumption Agreement and Bill of Sale dated as of March 18, 2003 between WEF, as assignor, and Wells

10

Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on April 1, 2003, and assigned Conveyance No. CC016948.

* See Engine 695530 for payment default information.

Engine 727340:

Aircraft Engine Lease Agreement dated as of November 7, 2001 between Wells Fargo Bank Northwest, N.A., as owner trustee, as lessor, and Lan Chile S.A., as lessee, with General Terms Engine Lease Agreement dated November 7, 2001 attached thereto, which was recorded by the FAA on December 5, 2001 and assigned Conveyance No. UU032267, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated September 16, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001809, and as further assigned and assumed Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No J001812, as amended by Letter Agreement dated November 5, 2003 between Wells Fargo Bank Northwest, N.A., as owner trustee, as lessor, and Lan Chile S.A., as lessee, which was recorded by the FAA on November 24, 2003 and assigned Conveyance No. M003008.

Engine 727393*:

Aircraft Engine Lease Agreement dated as of December 14, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and IBERIA, L.A.E., S.A. (“IBERIA”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of October 3, 2002 between the Owner Trustee, as lessor, and IBERIA, as lessee, which lease and attachment were recorded by the FAA on January 11, 2005 and assigned Conveyance No. RS001101.

*As of July 31, 2005, IBERIA owes maintenance reserves in the amount of $57,500. This payment default information also applies to Engine 741573.

11

Engine 728154*:

Aircraft Engine Lease Agreement dated as of March 7, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Spanair S.A. (“Spanair”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated March 7, 2001, which lease and attachment were recorded by the FAA on March 22, 2001 and assigned Conveyance No. H101539, as amended by Letter Amendment dated June 17, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Spanair S.A., as lessee, which was recorded by the FAA on August 13, 2004 and assigned Conveyance No. AA058490.

* See Engine 708173 for payment default information.

Engine 728173:

Aircraft Engine Lease Agreement dated as of November 16, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee (“WFBN”), as lessor, and Spirit Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated November 4, 2001 attached thereto, which was recorded by the FAA on December 4, 2001 and assigned Conveyance No. SS017842, as amended by Lease Amendment dated November 22, 2004 between WFBN, as lessor, and Spirit Airlines, Inc., as lessee, covering which was recorded by the FAA on December 17, 2004 and assigned Conveyance No. YY039134, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated as of September 16, 2002, between WFBN, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001808, as assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation ( “Willis”) (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812.

12

Engine 731570:

Aircraft Engine Lease Agreement dated as of December 5, 2002 between Wells Fargo Bank Northwest, N.A., as owner trustee, as lessor, and Lufthansa Technik AG, as lessee, with General Terms Engine Lease Agreement dated as of June 3, 1999 attached thereto, recorded by the Federal Aviation Administration on January 21, 2003 and assigned Conveyance No. JJ000416, as amended by Letter Amendment dated November 19, 2003, which was recorded by the FAA on December 9, 2003 and assigned Conveyance No. M003108, as further amended by Letter Amendment dated January 5, 2004, which was recorded by the FAA on February 24, 2004 and assigned Conveyance No. HK025440, as amended by Letter Amendment dated March 4, 2004, which was recorded by the FAA on April 1, 2004 and assigned Conveyance No. Y007911, as further amended by Letter Amendment dated January 11, 2005, which was recorded by the FAA on February 8, 2005 and assigned Conveyance No. L077444, and as further amended by Letter Amendment dated May 18, 2005, which was recorded by the FAA on June 7, 2005 and assigned Conveyance No. BB041942.

Engine 731812:

Aircraft Engine Lease Agreement dated as of March 28, 2001 between First Security Bank, National Association (now Wells Fargo Bank Northwest, National Association), as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which was recorded by the FAA on April 2, 2001 and assigned Conveyance No. HK020735, as assigned and assumed by Engine 731812 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of December 31, 2002 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on January 23, 2003 and assigned Conveyance No. KK031329, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of December 31, 2002 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on January 23, 2003 and assigned Conveyance No. KK031330, and as further assigned and assumed by Engine 731812 Assignment and Assumption Agreement and Bill of Sale dated as of December 31, 2002 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, which was recorded by the FAA on January 23, 2003 and assigned Conveyance No. KK031331.

Engine 731999:

Aircraft Engine Lease Agreement dated as of March 28, 2001 between First Security Bank, National Association (now Wells Fargo Bank Northwest, National Association), as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which Lease Agreement and

13

attachment were recorded by the FAA on April 2, 2001 and assigned Conveyance No. HK020733,

as assigned and assumed by Engine 731999 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of December 31, 2002 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on February 27, 2003 and assigned Conveyance No. VV019879, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of December 31, 2002 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on February 27, 2003 and assigned Conveyance No. VV019880, and as further assigned and assumed by Engine 731999 Assignment and Assumption Agreement and Bill of Sale dated as of December 31, 2002 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, which was recorded by the FAA on February 27, 2003 and assigned Conveyance No. VV019881.

Engine 733172*:

Aircraft Engine Lease Agreement dated as of February 7, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and Air Luxor S.A. (“Air Luxor”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 7, 2005 between the Owner Trustee, and Air Luxor, which the lease and attachment were recorded by the FAA on March 22, 2005 and assigned Conveyance No. HH039337.

* As of July 31, 2005, Air Luxor owes rent in the amount of $58,000 and maintenance reserves in the amount of $31,940 for the total amount of $89,940.

Engine 733175*

Aircraft Engine Lease Agreement dated as of April 20, 2005 (the “Head Lease”) between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and WLFC Funding (Ireland) Limited (“WLFC Ireland”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of June 2, 2003 between the Owner Trustee and WLFC Ireland, which was recorded by the FAA on April 25, 2005 and assigned Conveyance No. FF004470.

* As of July 31, 2005, Windjet SpA owes rent in the amount of $63,000. Windjet SpA is the subleassee under a Lease Agreement dated as of April 20, 2005 between WLFC Ireland and Windjet SpA.

14

Engine 733186:

Aircraft Engine Lease Agreement dated as of January 4, 2005 between Wells Fargo Bank Northwest, N.A., as owner trustee (the “Owner Trustee”), as lessor, and Onur Air Tasimacilik A.S. (“Onur”), as lessee, with the following attached thereto: (i) General Terms Engine lease dated as of January 4, 2005 between the Owner Trustee and Onur, which lease and attachment were recorded by the FAA on January 19, 2005 as assigned Conveyance No. RS001111, as amended by Lease Amendment dated March 30, 2005, which was recorded by the FAA on May 11, 2005 and assigned Conveyance No. M006282, as further amended by Lease Amendment dated July 14, 2005 which has been filed with the FAA on July 21, 2005, but not yet recorded.

Engine 733438:

Aircraft Engine Lease Agreement dated as of November 29, 2000 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and SR Technics AG, as lessee, with General Terms Engine Lease Agreement dated November 29, 2000 attached thereto, which was recorded by the FAA on February 1, 2001 and assigned Conveyance No. HK020200, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated September 16, 2002, between Wells Fargo Bank Northwest, National Association, as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001809, as further assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, as further assigned and assumed by Engine 733438 Assignment and Assumption Agreement and Bill of Sale dated as of October 29, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 9, 2002 and assigned Conveyance No. JJ001839.

Engine 733471:

Aircraft Engine Lease Agreement dated as of November 29, 2000 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and SR Technics AG, as lessee, with General Terms Engine Lease

15

Agreement dated November 29, 2000 attached thereto, which was recorded by the FAA on May 7, 2001 and assigned Conveyance No. H101988.

Engine 733715:

Aircraft Engine Lease Agreement dated as of March 31, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and Transmile Air Services SDN. BHD, as lessee (the “Lessee”), with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of March 10, 2005 between the Owner Trustee, as lessor, and the Lessee, which lease and attachment were recorded by the FAA on April 5, 2005 and assigned Conveyance No. K039780.

Engine 733758:

Aircraft Engine Lease Agreement dated as of March 31, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and Transmile Air Services SDN. BHD, as lessee (the “Lessee”), with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of March 10, 2005 between the Owner Trustee, as lessor, and the Lessee, which lease and attachment were recorded by the FAA on June 2, 2005 and assigned Conveyance No. KK035558.

Engine 740342:

Aircraft Engine Lease Agreement dated as of May 3, 2001 between Wells Fargo Bank Northwest, National Association, formerly First Security Bank, National Association, as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which Lease Agreement and attachment were recorded by the FAA on May 7, 2001 and assigned Conveyance No. Q67587, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated September 16, 2002, between Wells Fargo Bank Northwest, National Association, as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001809, as further assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner

16

trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812.

Engine 741414:

Aircraft Engine Lease Agreement dated as of May 3, 2001 between Wells Fargo Bank Northwest, National Association, formerly First Security Bank, National Association, as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which Lease Agreement and attachment were recorded by the FAA on May 7, 2001 and assigned Conveyance No. Q67589, as assigned and assumed by First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated September 16, 2002, between Wells Fargo Bank Northwest, National Association, as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001809, as further assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812.

Engine 741573*:

Aircraft Engine Lease Agreement dated as of August 17, 2004 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee “), as lessor, and IBERIA, L.A.E., S.A. (“IBERIA”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of October 3, 2002 between the Owner Trustee, as lessor, and IBERIA, as lessee, which lease and attachment were recorded by the FAA on September 30, 2004 and assigned Conveyance No. Y010276.

* See Engine 727393 for payment default information.

Engine 741822*:

Aircraft Engine Lease Agreement dated as of June 13, 2002 between Wells Fargo Bank Northwest, National Association as owner trustee, as lessor, and Olympic Airways, S.A.,

17

as lessee, with General Terms Engine Lease Agreement dated June 13, 2002 attached thereto, which was recorded by the FAA on July 8, 2002 and assigned Conveyance No. I070362,

as assigned and assumed by Engine 741822 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of March 18, 2003 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, regarding the Lease Agreement, which was recorded by the FAA on April 1, 2003 and assigned Conveyance No. W002385, as further assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of March 18, 2003 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on April 1, 2003 and assigned Conveyance No. W002386, and as further assigned and assumed by Engine 741822 Assignment and Assumption Agreement and Bill of Sale dated as of March 18, 2003 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on April 1, 2003 and assigned Conveyance No. W002387.

* See Engine 695530 for payment default information.

Engine 779194:

Aircraft Engine Lease Agreement dated as of June 19, 1998 between Willis Lease Finance Corporation ( “Willis”), as lessor, and Air Jamaica Limited, as lessee, with General Terms Engine Lease Agreement dated as of June 19, 1998, attached thereto, which lease and attachment were recorded by the FAA as one instrument on August 5, 1998, and assigned Conveyance No. KK22899, as amended by Letter Amendment dated January 25, 1999, which was recorded by the FAA on September 9, 1999, and assigned Conveyance No. MM018466,

as assigned and assumed under that certain Engine Transfer Certificate dated as of August 27, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on August 31, 1999 and assigned Conveyance No. II015208, as assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 between Willis, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Engine 779194 Assignment and Assumption Agreement and Bill of Sale dated as of October 4, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner

18

trustee, as assignee, which was recorded by the FAA on March 3, 2003 and assigned Conveyance No. VV019884.

Engine 779484:

Aircraft Engine Lease Agreement dated as of December 22, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Flying Colours Airlines Limited, now JMC Airlines Limited (“JMC”), as lessee, with General Terms Engine Lease Agreement dated as of December 21, 1998 between Willis and JMC attached thereto, which was recorded by the FAA on January 4, 1999 and assigned Conveyance No. ZZ018400, as assigned and assumed by Engine Transfer Certificate dated as of January 15, 1999 between Willis, as assignor, and WLFC Funding Corporation, as assignee, which was recorded by the FAA on May 10, 1999 and assigned Conveyance No. II014049, as further assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate between Willis, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810;

as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812; and

as further amended by Letter Amendment dated December 10, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and JMC, as lessee, which was recorded by the FAA on February 4, 2003 and assigned Conveyance No. SS019159.

as further amended by Letter Amendment dated February 21, 2003 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and JMC, as lessee, which was recorded by the FAA on March 26, 2003 and assigned Conveyance No. U081094, as further amended by Letter Amendment dated July 31, 2003 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Thomas Cook Airlines UK Limited (formerly Flying Colours Airlines Limited and formerly JMC Airlines Limited), as lessee, which was recorded by the FAA on August 27, 2003 and assigned Conveyance No. BB039449.

19

Engine 856690*:

Aircraft Engine Lease Agreement dated as of March 3, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and Sichuan Snecma Aero-Engine Maintenance Co. Ltd., as lessee (the “Lessee”), with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of March 2, 2005 between the Owner Trustee, as lessor, and the Lessee, which lease and attachment were recorded by the FAA on March 22, 2005 and assigned Conveyance No. L077809, as amended by Letter Amendment dated April 14, 2005 between the Owner Trustee, as lessor, and the Lessee, which was recorded by the FAA on May 11, 2005 and assigned Conveyance No. KK035407.

* As of July 31, 2005, Lessee owes rent in the amount of $135,000 and maintenance reserves in the amount of $148,528 for the total amount of $283,528.

Engine 858327*:

Aircraft Engine Lease Agreement dated as of October 24, 2003 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and “VARIG”, S.A. (Viacão Aérea Rio-Grandense), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of October 24, 2003, which lease and attachment were recorded by the FAA on December 8, 2003 and assigned Conveyance No. CC017813, as amended by Amendment No. 1 to the Lease Agreement between the Owner Trustee and VARIG, which was recorded by the FAA on November 19, 2004 and assigned Conveyance No. QQ030203,

as further amended by Amendment No. 2 (858327) dated as of September 24, 2004 between the Owner Trustee and VARIG, which was recorded by the FAA on December 29, 2004 and assigned Conveyance No. Z004502, and as further amended by Amendment No. 3 to the Lease Agreement between the Owner Trustee and VARIG, which was recorded May 5, 2005 and assigned Conveyance No. XX028726.

* See Engine 704371 for payment default information.

Engine 858788:

Aircraft Engine Lease Agreement dated as of March 16, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Rio-Sul Servicos Aereos Regionais S.A. (now known as Rio-Sul Linhas Aereas S.A.), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 27, 1998, and (ii) Engine Transfer Certificate dated as of March 16, 1998, between Willis, as seller, and WLFC Funding

20

Corporation, as issuer, which lease and attachments were recorded by the FAA on March 31, 1998 and assigned Conveyance No. H93122,

as assigned by Assignment and Bill of Sale dated as of June 12, 2002 between WLFC Funding Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 23, 2002 and assigned Conveyance No. W000961, as amended by Amendment No. 1 to the Lease Agreement dated May 30, 2003, which was recorded by the FAA on February 10, 2004 and assigned Conveyance No. Y007282,

as amended by Amendment No. 2 to the Lease Agreement July 14, 2003, which was recorded by the FAA on August 27, 2003 and assigned Conveyance No. T072906,

as further amended by Amendment No. 3 to the Lease Agreement dated as of November 14, 2003, which was recorded by the FAA on May 3, 2004 and assigned Conveyance No. M004010,

as further amended by Amendment No. 4 to the Lease Agreement dated March 16, 2004, which was recorded by the FAA on November 17, 2004 and assigned Conveyance No. QQ030180, and as further amended by Amendment No. 5 to the Lease Agreement dated March 16, 2005, which was recorded by the FAA on May 5, 2005 and assigned Conveyance No. XX028727.

Engine 858789*:

Aircraft Engine Lease Agreement dated as of March 16, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Rio-Sul Servicos Aereos Regionais S.A., now known as Rio Sul Linhas Aereas S.A., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 27, 1998, and (ii) Engine Transfer Certificate dated as of March 16, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which lease and attachments were recorded by the FAA on March 31, 1998 and assigned Conveyance No. H93123, as assigned and assumed by Assignment and Bill of Sale dated as of June 12, 2002 between WLFC Funding Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 23, 2002 and assigned Conveyance No. W000964, as amended by Amendment No. 1 to the Lease Agreement dated May 30, 2003, which was recorded by the FAA on February 10, 2004 and assigned Conveyance No. Y007283,

21

as further amended by Amendment No. 2 to the Lease Agreement dated July 14, 2003, which was recorded by the FAA on August 27, 2003 and assigned Conveyance No. T072907,

as further amended by Amendment No. 3 to the Lease Agreement dated November 14, 2003, which was recorded by the FAA on May 3, 2004 and assigned Conveyance No. M004009,

as further amended by Amendment No. 4 to the Lease Agreement, recorded by the FAA on November 17, 2004 and assigned Conveyance No. QQ030181,

and further amended by Amendment No. 5 to the Lease Agreement dated March 16, 2005, which was recorded by the FAA on May 5, 2005 and assigned Conveyance No. XX028728.

* Rio Sul Linhas Aereas S.A. owes pre-petition rent in the amount of $164,760 and pre-petition maintenance reserves in the amount of 103,994 for the total amount of $268,754.

Engine 872554*:

Aircraft Engine Lease Agreement dated April 25, 2002 between Amtec Corporation (“Amtec”), as lessor, and Lufthansa A.E.R.O. GmbH (“Lufthansa”), as lessee, which was recorded by the FAA on May 15, 2002 and assigned Conveyance No. NN023243, as amended by Amendment No. 1 to Aircraft Engine Lease Agreement dated March 14, 2003 between Amtec, as lessor, and Lufthansa, as lessee, which was recorded by the FAA on May 20, 2003 and assigned Conveyance No. J003039, as assigned and assumed by Lease Assignment and Assumption Agreement dated as of June 4, 2003 between Amtec, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on July 11, 2003 and assigned Conveyance No. T072529, as assigned and assumed by Engine or Beneficial Interest Transfer Certificate 872554 dated as of May 12, 2003 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on July 11, 2003 and assigned Conveyance No. T072530, as further assigned and assumed by Engine 872554 Assignment and Assumption Agreement and Bill of Sale dated as of May 12, 2003 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 11, 2003 and assigned Conveyance No. T072531.

* As of July 31, 2005, Lufthansa owes rent in the amount of $14,350 and maintenance reserves in the amount of $2,146 for the total amount of $16,496.

22

Engine 874243:

Aircraft Engine Lease Agreement dated as of April 29, 1998 between Willis Lease Finance Corporation (“Willis”) as lessor, and Shanghai Airlines (“Shanghai”) as lessee, with the following attached thereto:  (i) General Terms Engine Lease Agreement dated as of April 29, 1998 between Willis and Shanghai, and (ii) Engine Transfer Certificate dated as of April 29, 1998 between Willis, as seller, and WLFC Funding Corporation (now Willis by merger), as issuer, which was recorded by the FAA on June 11, 1998 and assigned Conveyance No. MM015772 (the Engine Transfer Certificate was recorded separately by the FAA on June 11, 1998 and assigned Conveyance No. MM015773), as assigned and assumed by Contribution and Sale Agreement dated as of September 12, 2002 between Willis (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated September 16, 2002 attached thereto, which was which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001810, and as further assigned and assumed by Final Transfer Master Assignment and Assumption Agreement and Bill of Sale dated as of September 16, 2002 between Willis Engine Funding LLC, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on December 6, 2002 and assigned Conveyance No. J001812, as amended by Letter Amendment dated April 15, 2005 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Shanghai, as lessee, which was recorded by the FAA on May 6, 2005 and assigned Conveyance No. U086162.

Engine 876272*:

Aircraft Engine Lease Agreement dated as of December 31, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee (the “Owner Trustee”), as lessor, and Air China, as lessee (“Lessee”), with Air China Group Import & Export Trading Co. (the “Company”) joining as consenting party, with the following attached thereto:  (i) General Terms Engine Lease Agreement dated February 15, 2001 between the Owner Trustee as lessor, and the Lessee as lessee, with the Company joining as consenting party, and Willis Lease Finance Corporation joining as beneficiary, which lease and attachments were recorded by the FAA on April 12, 2002 and assigned Conveyance No. KK030104, as amended by Letter Amendment dated June 27, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, and Air China, as lessee, (and also signed by Air China Group Import & Export Trading Co. and Willis Lease Finance Corporation), which was recorded by the FAA on July 10, 2001 and assigned Conveyance No. ZZ024939, as assigned and assumed by 876272 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of February 25, 2005 between Wells Fargo Bank Northwest,

23

N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on March 4, 2005 and assigned Conveyance No. J009056,

as assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of February 25, 2005 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on March 4, 2005 and assigned Conveyance No. J009057, as further assigned and assumed by Engine 876272 Assignment and Assumption Agreement and Bill of Sale dated as of February 25, 2005 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on March 4, 2005 and assigned Conveyance No. J009058.

* As of July 31, 2005, Lessee owes rent in the amount of $165,000 and maintenance reserves in the amount of $31,279 for the total amount of $196,279.

Engine 888763*:

Aircraft Engine Lease Agreement dated as of September 30, 2004  between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and “VARIG”, S.A. (Viacão Aérea Rio-Grandense), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of October 24, 2003, (ii) Side Letter No. 1 to the Lease Agreement dated September 30, 2004, which lease and attachments were recorded by the FAA as one instrument on November 17, 2004 and assigned Conveyance No. J008060, as assigned and assumed by Engine 888763 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of February 4, 2005 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on March 28, 2005 and assigned Conveyance No. Q074365, as assigned and assumed by Engine or Beneficial Interest Transfer Certificate dated as of February 4, 2005 between Willis Engine Funding LLC (“WEF”), as issuer/assignee, and Willis, as seller/assignor, which was recorded by the FAA on March 28, 2005 and assigned Conveyance No. Q074366, as further assigned and assumed by Engine 888763 Assignment and Bill of Sale dated as of February 4, 2005 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on March 28, 2005 and assigned Conveyance No. Q074367.

* See Engine 704371 for payment default information.

24

Engine 890704:

Aircraft Engine Lease Agreement dated as of January 14, 2004 between Wells Fargo Bank Northwest, N.A., as owner trustee, as lessor, and GOL Transportes Aereos S.A., as lessee, with General Terms Engine Lease Agreement attached thereto, which was recorded by the FAA on February 12, 2004 and assigned Conveyance No. E003590, as assigned and assumed by Engine 890704 First Transfer Assignment and Assumption Agreement and Bill of Sale dated as of January 14, 2005 between Wells Fargo Bank Northwest, N.A., as owner trustee, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on February 15, 2005 and assigned Conveyance No. MM027357, as assigned and assumed by Engine or Beneficial Interest Transfer Certificate 890704 dated as of January 14, 2005 between Willis, as seller, and Willis Engine Funding LLC (“WEF”), as issuer, which was recorded by the FAA on February 15, 2005 and assigned Conveyance No. MM027358, as further assigned and assumed by Engine 890704 Assignment and Assumption Agreement and Bill of Sale dated as of January 14, 2005 between WEF, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, whereby which was recorded by the FAA on February 15, 2005 and assigned Conveyance No. MM027359.

Engine 890988:

Aircraft Engine Lease Agreement dated as of September 10, 2004  between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Aerovias de Mexico, S.A. de C.V., as lessee, with the following attached hereto:  (i) General Terms Engine lease dated as of February 3, 2003 and Amendment No. 1 thereto dated October 15, 2003, which lease and attachments were recorded by the FAA on October 25, 2004 and assigned Conveyance No. R065506.

25

EXHIBIT 3.01(k)

Initial Engines and Remaining Engines

Initial Engines

Manufacturer	Model	ESN

Rolls Royce	RB211-535E4	30771
Rolls Royce	3007A	311498
Rolls Royce	3007A	312234
CFM International	CFM56-5B	575283
CFM International	CFM56-5B	575573
CFM International	CFM56-5B	577214
General Electric	CF6-80C2A	695530
General Electric	CF6-80C2B	704371
General Electric	CF6-80C2B	704447
General Electric	CF6-80C2D1F	704638
Pratt & Whitney	JT8D-200	708173
Pratt & Whitney	PW2037	716430
Pratt & Whitney	JT8D-200	716779
Pratt & Whitney	JT8D-200	718210
Pratt & Whitney	JT8D-200	718262
CFM International	CFM56-3C1	721877
Pratt & Whitney	PW4060	724721
Pratt & Whitney	PW4158	724862
CFM International	CFM56-3C1	725183
Pratt & Whitney	JT8D-200	725434
CFM International	CFM56-3C1	725522
Pratt & Whitney	JT8D-200	726169
Pratt & Whitney	JT8D-200	726173
Pratt & Whitney	JT8D-200	726195
Pratt & Whitney	JT8D-200	726203
Pratt & Whitney	PW2037	727057
CFM International	CFM56-3C1	727255
Pratt & Whitney	PW4060	727340
Pratt & Whitney	PW4060	727393
Pratt & Whitney	JT8D-200	728154
Pratt & Whitney	JT8D-200	728173
CFM International	CFM56-5A	731570
CFM International	CFM56-5A	731812
CFM International	CFM56-5A	731999
CFM International	CFM56-5A	733172
CFM International	CFM56-5A	733175
CFM International	CFM56-5A	733186
Pratt & Whitney	PW4168A	733438
Pratt & Whitney	PW4168A	733471

1

Pratt & Whitney	PW4168A	733587
Pratt & Whitney	PW4462-3	733715
Pratt & Whitney	PW4462-3	733758
CFM International	CFM56-5C	740342
CFM International	CFM56-5C	741414
CFM International	CFM56-5C	741573
CFM International	CFM56-5C	741822
CFM International	CFM56-5B	779194
CFM International	CFM56-5B	779484
CFM International	CFM56-3C1	856690
CFM International	CFM56-3C1	858327
CFM International	CFM56-3C1	858788
CFM International	CFM56-3C1	858789
General Electric	CF34-3A/B	872554
CFM International	CFM56-7B	874243
CFM International	CFM56-7B	876272
CFM International	CFM56-7B	888763
CFM International	CFM56-7B	890704
CFM International	CFM56-7B	890988

Remaining Engines

Manufacturer	Model	ESN

General Electric	CF6-80C2B	695344
General Electric	CF6-80C2B	702668
General Electric	CF6-80C2B	695495*

* Third Remaining Engine

2